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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  April 15, 1999




                            BANKBOSTON CORPORATION
            (Exact name of registrant as specified in its charter)




Massachusetts                     1-6522               04-2471221
(State or other jurisdiction      (Commission          (IRS Employer
  of incorporation)               File Number)         Identification No.)


100 Federal Street, Boston, Massachusetts               02110
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200


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Item 5.  Other Events.
----------------------

    On April 15, 1999, BankBoston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended March 31, 1999. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

99(a) Financial information included in the Corporation's Press Release dated April 15, 1999.
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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BANKBOSTON CORPORATION


                                       /s/ Robert T. Jefferson
Dated:  April 16, 1999                 ----------------------------
                                       Robert T. Jefferson
                                       Comptroller